Revised 11/2/06

   AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                         SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.


-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Franklin Capital Growth Fund    Delaware Statutory
                                Trust

Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate Master Series
Trust                           Trust

Franklin Global Trust           Delaware Statutory   Fiduciary Large Capitalization Growth
                                Trust                and Income Fund
                                                     Fiduciary Small
                                                     Capitalization Growth and
                                                     Income Fund Franklin Global
                                                     Real Estate Fund Franklin
                                                     International Smaller
                                                     Companies Growth Fund
                                                     Franklin Templeton Core
                                                     Fixed Income Fund Franklin
                                                     Templeton Core Plus Fixed
                                                     Income Fund Franklin
                                                     Templeton Emerging Market
                                                     Debt Opportunities Fund
                                                     Franklin Templeton High
                                                     Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------
Franklin Investors Securities   Massachusetts        Franklin Balanced Fund
Trust                           Business Trust       Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Flex Cap Growth
                                                     Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Natural
                                                     Resources Fund Franklin
                                                     Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth
                                                     Fund II Franklin Strategic
                                                     Income Fund Franklin
                                                     Technology Fund Franklin
                                                     U.S. Long-Short Fund
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------
Franklin Templeton Fund                              Franklin Templeton Conservative Target
Allocator Series                                     Fund
                                                     Franklin Templeton
                                                     Corefolio Allocation Fund
                                                     Franklin Templeton Founding
                                                     Funds Allocation Fund
                                                     Franklin Templeton Growth
                                                     Target Fund Franklin
                                                     Templeton Moderate Target
                                                     Fund Franklin Templeton
                                                     Perspectives Allocation
                                                     Fund Franklin Templeton
                                                     2015 Retirement Target Fund
                                                     Franklin Templeton 2025
                                                     Retirement Target Fund
                                                     Franklin Templeton 2035
                                                     Retirement Target Fund
                                                     Franklin Templeton 2045
                                                     Retirement Target Fund

Franklin Templeton Variable     Massachusetts        Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Business Trust       Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Securities Fund
                                                     Franklin Income Securities
                                                     Fund Franklin Large Cap
                                                     Growth Securities Fund
                                                     Franklin Large Cap Value
                                                     Securities Fund Franklin
                                                     Money Market Fund Franklin
                                                     Real Estate Fund Franklin
                                                     Rising Dividends Securities
                                                     Fund Franklin Small Mid-Cap
                                                     Growth Securities Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin U.S.
                                                     Government Fund Franklin
                                                     Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund -
                                                     2010 Mutual Discovery
                                                     Securities Fund Mutual
                                                     Shares Securities Fund
                                                     Templeton Global Income
                                                     Securities Fund
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund

Institutional Fiduciary Trust   Massachusetts        Franklin Structured Large Cap Core
                                Business Trust       Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                     Equity Fund
-----------------------------------------------------------------------------------------------

CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton Limited
Duration                        Delaware Statutory
Income Trust                    Trust

Franklin Universal Trust        Massachusetts
                                 Business Trust
-----------------------------------------------------------------------------------------------
